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===============================================================================
                                   FORM T-1
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE
                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                      SECTION 305(b)(2)           |_|

                           -------------------------
                             THE BANK OF NEW YORK
             (Exact name of trustee as specified in its charter)

New York                                              13-5160382
(State of incorporation                               (I.R.S. employer
if not a U.S. national bank)                          identification no.)

One Wall Street, New York, N.Y.                       10286
(Address of principal executive offices)              (Zip code)

                           -------------------------

                      UNION PACIFIC RESOURCES GROUP INC.
             (Exact name of obligor as specified in its charter)

Utah                                                  13-2647483
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

801 Cherry Street
Fort Worth, Texas                                     76102
(Address of principal executive offices)              (Zip code)

                         Union Pacific Resources Inc.
             (Exact name of obligor as specified in its charter)

Alberta, Canada                                       Not Applicable
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

400, 425-1st Street S.W.                              T2P4V4
Calgary, Alberta, Canada                              (Zip code)
(Address of principal executive offices)

                              UPR Capital Company
              (Exact name of obligor as specified in its charter)

Nova Scotia, Canada                                   Not Applicable
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

400, 425-lst Street S.W.
Calgary, Alberta, Canada                              T2P4V4
(Address of principal executive offices)              (Zip code)

                           -------------------------
       Senior Debt Securities and Guarantees of Senior Debt Securities
                     (Title of the indenture securities)

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1.       General information. Furnish the following information as to the
         Trustees:

         (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
                 Name                                     Address
--------------------------------------------------------------------------------

    Superintendent of Banks of the State of       2 Rector Street, New York,
    New York                                      N.Y. 10006, and Albany, N.Y.
                                                  12203

    Federal Reserve Bank of New York              33 Liberty Plaza, New York,
                                                  N.Y. 10045

    Federal Deposit Insurance Corporation         Washington, D.C. 20429

    New York Clearing House Association           Now York, New York 10005


         (b) whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) is now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits la and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

                                       -2-
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6.       The consent of the Trustee required by Section 321(b) of the Act.
         (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      3
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                                   SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of August, 1998.

                                                  THE BANK OF NEW YORK

                                                  By:   /s/ ILIANA ACEVEDO
                                                     --------------------------
                                                     Name:  ILIANA ACEVEDO
                                                     Title: ASSISTANT TREASURER



                                      4
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                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                      of 48 Wall Street, New York, NY 10286
                     And Foreign and Domestic Subsidiaries,
       a member of the Federal Reserve System, at the close of business
   March 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal
                                 Reserve Act.

                                                                                              Dollar Amounts
                                                                                               in Thousands
ASSETS

Cash and balances due from depository institutions:

   Noninterest-bearing balances and currency and coin..........                                  $6,397,993

   Interest-bearing balances...................................                                   1,138,362

Securities:

   Held-to-maturity securities.................................                                   1,062,074

   Available-for-sale securities...............................                                   4,167,240

   Federal funds sold and Securities purchased under
   agreements to resell........................................                                     391,650

Loans and lease financing receivables:

   Loans and leases, net of unearned income..........36,538,242

   LESS: Allowance for loan and lease losses............631,725

   LESS: Allocated transfer risk reserve......................0

   Loans and leases, net of unearned income, allowance and                                       35,906,517
   reserve.....................................................

Assets held in trading accounts................................                                   2,145,149

Premises and fixed assets (including capitalized leases).......                                     663,928

Other real estate owned.......................................                                       10,895

Investments in unconsolidated subsidiaries and associated
companies......................................................                                     237,991

Customers' liability to this bank on acceptances outstanding...                                     992,747

Intangible assets..............................................                                   1,072,517

Other assets...................................................                                   1,643,173
                                                                                                -----------

Total assets...................................................                                 $55,830,236
                                                                                                ===========

LIABILITIES

Deposits:

   In domestic offices.........................................                                 $24,849,054

   Noninterest-bearing...............................10,011,422

   Interest-bearing..................................14,837,632

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                                                                               2

   In foreign offices, Edge and Agreement subsidiaries and
   IBF's                                                                                         15,319,002

   Noninterest bearing..................................707,820

   Interest Bearing..................................14,611,182

Federal Funds purchase and Securities sold under agreements
to repurchase..................................................                                   1,906,066

Demand notes issued to the U.S. Treasury.......................                                     215,985

Trading liabilities............................................                                   1,591,288

Other borrowed money:

   With remaining maturity of one year or less.................                                   1,991,119

   With remaining maturity of more than one year through
   three years.................................................                                           0

   With remaining maturity of more than three years............
                                                                                                     25,574

Banks liability or acceptances executed and outstanding........                                     998,145

Subordinated notes and debentures                                                                 1,314,000

Other Liabilities..............................................                                   2,421,281
                                                                                                -----------

Total liabilities..............................................                                 $50,631,514
                                                                                                -----------

EQUITY CAPITAL

Common Stock...................................................                                   1,135,284

Surplus........................................................                                     731,319

Undivided profits and capital reserves.........................                                   3,328,050

Net unrealized holding gains (losses) or available-for-sale                                          40,198
securities.....................................................

Cumulative foreign currency translation adjustments............                                     (36,129)
                                                                                                -----------

Total equity capital...........................................                                   5,198,722
                                                                                                -----------

Total liabilities and equity capital...........................                                 $55,830,236
                                                                                                ===========

         I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief

                                                               Robert E. Keilman

         We, the undersigned directors, attest to the correctness of the Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

   Thomas A. Renyi      }
   Alan R. Griffith     }     Directors
   J. Carter Bacot      }